UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 30, 2020

Date of Report (Date of earliest event reported)

INDUS REALTY TRUST, INC.

(Exact name of registrant as specified in charter)

Maryland	06-0868496
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

(Commission File Number)	1-12879

641 Lexington Avenue, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code	(212) 218-7910

GRIFFIN INDUSTRIAL REALTY, INC.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	INDT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As disclosed below, INDUS Realty Trust, Inc. (f/k/a Griffin Industrial Realty, Inc.), a Maryland corporation (“INDUS”), became the successor to Griffin Industrial Realty, Inc., a Delaware corporation (“Griffin DE”, and collectively with INDUS, the “Registrant”), on December 30, 2020. This Current Report on Form 8-K (this “Current Report”) is being filed for the purpose of establishing INDUS as the successor issuer pursuant to Rule 12g-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to timely disclose events required to be disclosed on Form 8-K.

Item 1.01. Entry into a Material Definitive Agreement.

As further described in Item 3.03 below, Griffin DE consummated a reincorporation merger (the “Reincorporation Merger”) with and into Griffin Industrial Maryland, LLC, a Maryland limited liability company and a wholly-owned subsidiary of INDUS (“Griffin MD Sub”), with Griffin MD Sub surviving the Reincorporation Merger as the surviving entity and a wholly-owned subsidiary of INDUS, pursuant to the terms of an Agreement and Plan of Merger entered into by and among Griffin DE, INDUS and Griffin MD Sub on October 16, 2020 (the “Merger Agreement”), which is attached as Exhibit 2.1 to this Current Report and incorporated herein by reference. The effective time and date of the Reincorporation Merger was 12:01 p.m., Eastern time, on December 30, 2020 (the “Effective Time”). As a result of the Reincorporation Merger, the Registrant is now a Maryland corporation, and Griffin DE has ceased to exist. In addition, at the Effective Time, INDUS, as the parent of the surviving entity, changed its name from “Griffin Industrial Maryland, Inc.” to “Griffin Industrial Realty, Inc.” As discussed in Item 5.03 below, effective on December 31, 2020, INDUS then changed its name from “Griffin Industrial Realty, Inc.” to “INDUS Realty Trust, Inc.” The Reincorporation Merger will not, in and of itself, result in any change in the business, management, location of the principal executive offices, assets, liabilities or stockholders’ equity of INDUS, other than the interposition of INDUS, a holding company, above Griffin MD Sub, the surviving entity. In addition, INDUS will continue to operate the business of Griffin DE as it existed immediately prior to the Reincorporation Merger, and the directors and officers of Griffin DE immediately prior to the Reincorporation Merger will serve as the directors and officers of INDUS.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the Reincorporation Merger, Griffin MD Sub assumed all of Griffin DE’s obligations, including, but not limited to, all of Griffin DE’s obligations under its $19.5 million revolving credit line and $15.0 million acquisition credit line with Webster Bank and its mortgage loans. For more information concerning the assumed obligations, see Notes 5 and 6 of the Notes to Consolidated Financial Statements including in the Registrant’s Annual Report on Form 10-K for the year ended November 30, 2019, as updated in Notes 5 and 6 in each of the Registrant’s Quarterly Reports on Form 10-Q for the quarters ended February 29, 2020, May 31, 2020 and August 31, 2020.

Item 3.03. Material Modification to Rights of Security Holders.

At the Effective Time, Griffin DE changed its state of incorporation from Delaware to Maryland through the Reincorporation Merger. The Reincorporation Merger was consummated pursuant to the terms of the Merger Agreement, which is attached as Exhibit 2.1 to this Current Report and incorporated herein by reference. On November 30, 2020, the holders of a majority of the outstanding shares of common stock of Griffin DE approved the Reincorporation Merger via written consent.

At the Effective Time, (i) each outstanding share of common stock of Griffin DE automatically converted into one share of common stock of INDUS, and (ii) each outstanding option, warrant and other right to purchase shares of common stock of Griffin DE converted into an option, warrant or other right, as applicable, to acquire an equal number of shares of common stock of INDUS upon the same terms and conditions as existed immediately prior to the Effective Time.

Pursuant to Rule 12g-3 under the Exchange Act, the shares of common stock of INDUS, as successor issuer, are deemed registered under Section 12(b) of the Exchange Act. The shares of common stock of INDUS continue to be listed for trading on the Nasdaq Stock Market under the symbol “INDT”.

Prior to the Effective Time, the rights of stockholders of Griffin DE were governed by the Delaware General Corporation Law and Griffin DE’s Amended and Restated Articles of Incorporation, as amended (the “Griffin DE Charter”) and Amended and Restated By-laws. As a result of the Reincorporation Merger, holders of shares of Griffin DE’s common stock are now holders of shares of INDUS’s common stock, and their rights as stockholders are governed by the Maryland General Corporation Law and INDUS’s Articles of Amendment and Restatement, as amended (the “INDUS Charter”) and Amended and Restated Bylaws (the “INDUS Bylaws”). Certain rights of the Registrant’s stockholders were changed as a result of the Reincorporation Merger. A more detailed description of the changes to the rights of the Registrant’s stockholders is contained in the section entitled “Proposal for Reincorporation in Maryland, through and Including a Merger with and into the Company’s Indirect Wholly-Owned Subsidiary, Griffin Industrial Maryland, LLC – Comparison of Delaware Organizational Documents and DGCL to Maryland Organizational Documents and MGCL” in the Registrant’s definitive consent solicitation statement on Schedule 14A, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 28, 2020, which description is incorporated herein by reference. The INDUS Charter and the INDUS Bylaws are attached as Exhibits 3.1 through 3.3 and Exhibit 3.4, respectively, to this Current Report and are incorporated herein by reference.

Additionally, certain share ownership and transfer provisions are included in the INDUS Charter, which provisions are substantially identical to the provisions that were included as part of an amendment to the Griffin DE Charter that was approved at Griffin DE’s annual meeting of stockholders on May 7, 2020 in connection with the Registrant’s anticipated election to be taxed as a real estate investment trust for federal tax purposes commencing with the taxable year beginning January 1, 2021. A more detailed description of these provisions is contained in the section entitled “Proposal IV. Amendments to the Company’s Certificate of Incorporation – Ownership and Transfer Restrictions” in the Registrant’s definitive proxy statement on Schedule 14A, as filed with the SEC on March 31, 2020.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Reincorporation Merger, the board of directors of INDUS (the “Board”) approved indemnification agreements in the form attached hereto as Exhibit 10.1 that INDUS has entered into with its current directors and executive officers, effective as of December 30, 2020. These agreements, among other things, require INDUS to, subject to certain limitations, indemnify each director and executive officer to the fullest extent permitted by Maryland law, including indemnification of expenses such as reasonable and out-of-pocket attorneys’ fees and costs, penalties and any other disbursements or expenses incurred by the director or executive officer in connection with prosecuting, defending or preparing to prosecute or defend any action, suit or other proceeding, including any action, suit or other proceeding brought by or in right of INDUS, arising as a result of the person’s service as a director or executive officer.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Subsequent to the Reincorporation Merger, the Board adopted Articles of Amendment (the “Articles of Amendment”) of INDUS to change its name from “Griffin Industrial Realty, Inc.” to “INDUS Realty Trust, Inc.” (the “Name Change”). The Articles of Amendment were filed with the State Department of Assessments and Taxation of Maryland on December 30, 2020 and became effective on December 31, 2020. The Board also reflected the Name Change in the INDUS Bylaws, which took effect upon the effectiveness of the Articles of Amendment. The Articles of Amendment and the INDUS Bylaws are filed as Exhibits 3.3 and 3.4, respectively, to this Current Report and are incorporated herein by reference.

In connection with the Name Change, INDUS changed the ticker symbol for its common stock on The Nasdaq Stock Market LLC to “INDT”.

INDUS also changed its corporate website address to www.indusrt.com. The information contained on INDUS’s website is not incorporated by reference into this Current Report, and any information contained on, or that can be accessed through, INDUS’s website should not be considered a part of this Current Report.

Item 7.01. Regulation FD.

On January 4, 2021, INDUS issued a press release announcing the completion of the Reincorporation Merger, the name change from Griffin Industrial Realty, Inc. to INDUS Realty Trust, Inc., the change of the Company’s ticker symbol on The Nasdaq Stock Market from “GRIF” to INDT,” that INDUS will elect to be taxed as a real estate investment trust beginning on January 1, 2021 and that INDUS intends to declare a dividend in the near future in order to distribute its accumulated earnings and profits based on its taxable results through December 31, 2020.

A copy of INDUS’s January 4, 2021 press release is attached hereto as Exhibit 99.1. The information contained and referenced in this Item 7.01, including the press release attached as Exhibit 99.1, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act, or otherwise subject to the liabilities of Section 18 of the Exchange Act. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit 2.1*:	Agreement and Plan of Merger, dated October 16, 2020, by and among Griffin DE, INDUS and Griffin MD Sub
Exhibit 3.1:	Articles of Amendment and Restatement of INDUS (incorporated herein by reference to Exhibit 4.1 to the Registrant’s Amended Registration Statement on Form S-8, filed on December 30, 2020)
Exhibit 3.2:	Articles of Amendment of INDUS (incorporated herein by reference to Exhibit 4.2 to the Registrant’s Amended Registration Statement on Form S-8, filed on December 30, 2020)
Exhibit 3.3*:	Articles of Amendment of INDUS
Exhibit 3.4*:	Amended and Restated Bylaws of INDUS
Exhibit 10.1*:	Form of Indemnification Agreement, by and between INDUS and each of its current directors and executive officers.
Exhibit 99.1:	Registrant’s January 4, 2021 press release (attached hereto)
Exhibit 104:	The cover page from this Current Report, formatted in Inline XBRL.

* Filed herewith.

Forward-Looking Statements:

This Current Report includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements include INDUS’s beliefs and expectations regarding future events or conditions including, without limitation, statements regarding INDUS’s business following the Reincorporation Merger. Although INDUS believes that its plans, intentions and expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such plans, intentions or expectations will be achieved. The projected information disclosed herein is based on assumptions and estimates that, while considered reasonable by INDUS as of the date hereof, are inherently subject to significant business, economic, competitive and regulatory uncertainties and contingencies, many of which are beyond the control of INDUS and which could cause actual results and events to differ materially from those expressed or implied in the forward-looking statements. Other important factors that could affect the outcome of the events set forth in these statements are described in the Registrant’s SEC filings, including the “Business,” “Risk Factors” and “Forward-Looking Statements” sections in the Registrant’s Annual Report on Form 10-K for the fiscal year ended November 30, 2019 and the “Risk Factors” section in the Registrant’s Quarterly Report on Form 10-Q for the fiscal quarter ended August 31, 2020. INDUS disclaims any obligation to update any forward-looking statements as a result of developments occurring after the date of this Current Report except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUS REALTY TRUST, INC.

By:	/s/ Anthony J. Galici
Anthony J. Galici
Executive Vice President, Chief Financial Officer and Secretary

Date: January 4, 2021